UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

☒	Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 Filed by the Registrant

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

Oaktree Acquisition Corp. III Life Sciences

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY MATERIALS

SUBJECT TO COMPLETION

LETTER TO SHAREHOLDERS OF OAKTREE ACQUISITION CORP. III LIFE SCIENCES

333 South Grand Avenue, 28th Floor

Los Angeles, CA 90071

Dear Oaktree Acquisition Corp. III Life Sciences Shareholder:

You are cordially invited to attend an extraordinary general meeting in lieu of annual meeting of Oaktree Acquisition Corp. III Life Sciences, a Cayman Islands exempted company (“OAC” or the “Company”), which will be held on October    , 2026, at    a.m., Eastern Time, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, NY 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”).

The Shareholder Meeting will be conducted via live webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”). If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting OAC’s Chief Executive Officer at info@oaktreeacquisitioncorp.com by    a.m., Eastern Time, on October , 2026 (two business days prior to the initially scheduled meeting date). You will be able to attend the Shareholder Meeting online, vote and submit your questions during the Shareholder Meeting by visiting . In addition to the formal business of the Shareholder Meeting described below, shareholders will have the opportunity to ask questions regarding the Company’s business, affairs and operations, including questions regarding the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and the audited financial statements contained therein. The attached notice of the Shareholder Meeting and proxy statement describe the business OAC will conduct at the Shareholder Meeting and provide information about OAC that you should consider when you vote your shares. As more fully described in the attached proxy statement, which is dated    , 2026, and is first being mailed to shareholders on or about that date, together with the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, the Shareholder Meeting will be held for the purpose of considering and voting on the following proposals:

1.

Proposal No. 1 - Extension Amendment Proposal - To amend, by way of special resolution, OAC’s Memorandum and Articles of Association to extend the date (the “Termination Date”) by which OAC has to consummate a Business Combination (as defined below) (the “Articles Extension”) from October 25, 2026 (the “Original Termination Date”) to November 25, 2026 (the “Articles Extension Date”) and to allow OAC, without another shareholder vote, to elect to extend the Termination Date to consummate a Business Combination on a monthly basis for up to six times by an additional one month each time after the Articles Extension Date, by resolution of OAC’s board of directors (the “Board”), if requested by Oaktree Acquisition Holdings III LS, LLC, a Cayman Islands limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date (each, an “Additional Articles Extension Date”) for an aggregate extension period of up to seven months after the Original Termination Date, ending no later than May 25, 2027, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”); and

2.

Proposal No. 2 - Adjournment Proposal - To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates or indefinitely, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value of US$0.0001 per share, of the Company (the “Class A Ordinary Shares”), and the Company’s Class B ordinary shares, par value of US$0.0001 per share, of the Company (the “Class B Ordinary Shares” and together with Class A Ordinary Shares, the “Ordinary Shares”) in the capital of OAC represented (either in person or by proxy) to approve the Extension Amendment Proposal or (ii) where the Board has determined it is otherwise necessary (the “Adjournment Proposal”).

The purpose of the Extension Amendment Proposal is to allow OAC additional time to complete a Business Combination. The purpose of the Adjournment Proposal is to provide additional time, if necessary, to obtain sufficient votes in support of the Extension Amendment Proposal or to allow public shareholders time to reverse their redemption requests with the Articles Extension. You are not being asked to vote on a Business Combination at this time.

The Memorandum and Articles of Association provide that OAC has until October 25, 2026 to complete its initial Business Combination. OAC’s Board has determined that it is in the best interests of OAC to seek an extension of the Termination Date and have OAC’s shareholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a Business Combination. Without the Articles Extension, OAC believes that it will not be able to complete a Business Combination on or before the Termination Date. If that were to occur, OAC would be precluded from completing a Business Combination and would be forced to liquidate.

OAC reserves the right at any time to postpone or cancel the Shareholder Meeting (by means of adjourning the Shareholder Meeting indefinitely) and not to submit to its shareholders the Extension Amendment Proposal or implement the Articles Extension. In the event the Shareholder Meeting is postponed, adjourned or canceled, and OAC is unable to complete a Business Combination on or before the Termination Date, OAC will wind up, dissolve and liquidate in accordance with the Memorandum and Articles of Association.

As contemplated by the Memorandum and Articles of Association, the holders of OAC’s Class A Ordinary Shares issued as part of the Units (as defined below) sold in OAC’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering and the concurrent sale of the private placement warrants, if the Articles Extension is implemented, regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the holders of Public Shares remaining after the redemption will retain their right to redeem their Public Shares in connection with a Business Combination or liquidation, subject to any limitations set forth in the Memorandum and Articles of Association, as amended by the Articles Extension Date or the relevant Additional Articles Extension.

On October    , 2026, the most recent practicable date prior to the date of the accompanying proxy statement, the redemption price per share was approximately $     , based on the aggregate amount on deposit in the Trust Account of approximately $    as of October    , 2026 (including interest not previously released to OAC), divided by the total number of then outstanding Public Shares. The redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to OAC, two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on The Nasdaq Stock Market LLC (“Nasdaq”) on October  , 2026 was $    . Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $    [more/less] per share than if the shares were sold in the open market (based on the per share redemption price as of October   , 2026). OAC cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. OAC believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if OAC does not complete a Business Combination on or before the Termination Date.

If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before the Termination Date, OAC will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to OAC (less taxes payable and up to $100,000 of interest to pay winding up and dissolution expenses), divided by the total number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of OAC’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to OAC’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to OAC’s Warrants (as defined below), which will expire worthless in the event OAC dissolves and liquidates the Trust Account.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of Class A Ordinary Shares and Class B Ordinary Shares voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Shareholder Meeting or if the Board has determined it is otherwise necessary.

The Board has fixed the close of business on [●], 2026 as the date for determining OAC’s shareholders entitled to receive notice of and vote at the Shareholder Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.

The Board of OAC believes that it is in the best interests of OAC that OAC obtain the Articles Extension. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of OAC and its shareholders and has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal.

Your vote is very important. Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Shareholder Meeting. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Accordingly, if you fail to vote in person or by proxy at the Shareholder Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Shareholder Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Shareholder Meeting and will not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Shareholder Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO OAC’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Enclosed is the proxy statement containing detailed information about the Shareholder Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, OAC urges you to read this material carefully and vote your shares.

The proxy statement mailed to you is also accompanied by OAC’s Annual Report on Form 10-K for the year ended December 31, 2025. Each of such documents is also available on the SEC’s website,

at: http://www.sec.gov.

By Order of the Board of Directors of Oaktree Acquisition Corp. III Life Sciences

Aman Kumar

Chairman of the Board of Directors

OAKTREE ACQUISITION CORP. III LIFE SCIENCES

333 South Grand Avenue, 28th Floor

Los Angeles, CA 90071

NOTICE OF AN EXTRAORDINARY GENERAL MEETING IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS

OF OAKTREE ACQUISITION CORP. III LIFE SCIENCES

TO BE HELD ON OCTOBER    , 2026

To the Shareholders of Oaktree Acquisition Corp. III Life Sciences:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting in lieu of annual meeting of Oaktree Acquisition Corp. III Life Sciences, a Cayman Islands exempted company (“OAC” or the “Company”), will be held on October  , 2026, at a.m., Eastern Time (the “Shareholder Meeting”), at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, NY 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

The Shareholder Meeting will be conducted via live webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”). If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting OAC’s Chief Executive Officer at info@oaktreeacquisitioncorp.com by    a.m., Eastern Time, on October  , 2026 (two business days prior to the initially scheduled meeting date). You will be able to attend the Shareholder Meeting online, vote and submit your questions during the Shareholder Meeting by visiting [.]. In addition to the formal business of the Shareholder Meeting described below, shareholders will have the opportunity to ask questions regarding the Company’s business, affairs and operations, including questions regarding the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and the audited financial statements contained therein.

You are cordially invited to attend the Shareholder Meeting that will be held for the purpose of considering and voting on (i) an extension amendment proposal to amend, by way of special resolution, the Memorandum and Articles of Association to extend the date (the “Termination Date”) by which OAC has to consummate a Business Combination (the “Articles Extension”) from October 25, 2026 (the “Original Termination Date”) to November 25, 2026 (the “Articles Extension Date”) and to allow OAC, without another shareholder vote, to elect to extend the Termination Date to consummate an initial business combination (a “Business Combination”) on a monthly basis for up to six times by an additional one month each time after the Articles Extension Date, by resolution of OAC’s board of directors (the “Board”), if requested by Oaktree Acquisition Holdings III LS, LLC, a Cayman Islands limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date (each, an “Additional Articles Extension Date”) for an aggregate extension period of up to seven months after the Original Termination Date, ending no later than May 25, 2027, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”), and (ii) an adjournment proposal to adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates or indefinitely, if necessary, (a) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value of US$0.0001 per share, of the Company (the “Class A Ordinary Shares”) and Class B ordinary shares, par value of US$0.0001 per share, of the Company (the “Class B Ordinary Shares” and together with Class A Ordinary Shares, the “Ordinary Shares”) represented (either in person or by proxy) at the Shareholder Meeting to approve the Extension Amendment Proposal or (b) where the Board has determined it is otherwise necessary (the “Adjournment Proposal”), each as more fully described below in the accompanying proxy statement, which is dated October    , 2026, and is first being mailed to shareholders on or about that date. The full text of the proposals to be voted upon at the Shareholder Meeting is as follows:

1. Proposal No. 1 - The Extension Amendment Proposal - RESOLVED, as a special resolution that:

a)	Article 164(a) of the Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 164(a):

“In the event that the Company does not consummate a Business Combination upon the date which is the later of (i) November 25, 2026 (or such later date up to, and including, May 25, 2027, if applicable under the provisions of this Article 164) and (ii) such later date as may be approved by the Members in accordance with the Articles (in any case, such date being referred to as the “Termination Date”), or such earlier date as the board of Directors may approve, the Company shall (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the funds held in the Trust Fund and not released for Permitted Withdrawals (less up to $100,000 to pay winding up and dissolution expenses), divided by the number of Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of OAC’s remaining Members and the Directors, liquidate and dissolve, subject in the case of sub-articles (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. In the event that the Company is wound up for any reason prior to the consummation of a Business Combination, the Company shall also be required to follow the procedures outlined in sub-articles (ii) and (iii) of this Article 164(a).

Notwithstanding the foregoing or any other provisions of the Articles, in the event that the Company has not consummated a Business Combination by November 25, 2026, the Company may, without another shareholder vote, elect to extend the date to consummate a Business Combination on a monthly basis for up to six times by an additional one month each time after November 25, 2026, by resolution of the Directors, if requested by the Sponsor in writing, and upon five days’ advance notice prior to the applicable Termination Date, until May 25, 2027.”

b)

Article 164(b) of the Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 164(b): If any amendment is made to Article 164(a) that would modify the substance or timing of the Company’s obligation to provide holders of Class A Shares the right to have their shares redeemed in connection with the initial Business Combination or to redeem 100% of the Public Shares if the Company does not complete its initial Business Combination prior to November 25, 2026 (or up to May 25, 2027, if applicable under the provisions of Article 164(a)), or such earlier date as the board of Directors may approve, or with respect to any other provision relating to the rights of holders of Class A Shares, each holder of Public Shares shall be provided with the opportunity to redeem their Public Shares upon the implementation of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not released for Permitted Withdrawals divided by the number of Public Shares then in issue.

2.

Proposal No. 2 - The Adjournment Proposal - RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates or indefinitely if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares and Class B Ordinary Shares in the capital of OAC represented (either in person or by proxy) at the Shareholder Meeting to approve the Extension Amendment Proposal or (ii) where the Board of OAC has determined it is otherwise necessary.

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote. The accompanying proxy statement is being mailed to shareholders together with OAC’s Annual Report on Form 10-K for the year ended December 31, 2025.

OAC reserves the right at any time to postpone or cancel the Shareholder Meeting (by means of adjourning the Shareholder Meeting indefinitely) and not to submit to its shareholders the Extension Amendment Proposal or implement the Articles Extension. In the event the Shareholder Meeting is postponed, adjourned or canceled, and OAC is unable to complete a Business Combination on or before the Termination Date, OAC will wind up, dissolve and liquidate in accordance with the Memorandum and Articles of Association.

The purpose of the Extension Amendment Proposal is to allow OAC additional time to complete a Business Combination. The purpose of the Adjournment Proposal is to provide additional time, if necessary, to obtain sufficient votes in support of the Extension Amendment Proposal or to allow public shareholders time to reverse their redemption requests with the Articles Extension. You are not being asked to vote on a Business Combination at this time.

The Memorandum and Articles of Association provide that OAC has until October 25, 2026 to complete its initial Business Combination. The Board has determined that it is in the best interests of OAC to seek an extension of the Termination Date and have OAC’s shareholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a Business Combination. Without the Articles Extension, OAC believes that OAC will not be able to complete a Business Combination on or before the Termination Date. If that were to occur, OAC would be precluded from completing a Business Combination and would be forced to liquidate.

The Board of OAC believes that it is in the best interests of OAC that OAC obtain the Articles Extension. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of OAC and its shareholders and has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal.

As contemplated by the Memorandum and Articles of Association, the holders of OAC’s Class A Ordinary Shares issued as part of the Units (as defined below) sold in OAC’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account and the concurrent sale of the private placement warrants (the “Private Placement Warrants”), if the Articles Extension is implemented, regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the holders of Public Shares remaining after the redemption will retain their right to redeem their Public Shares in connection with a Business Combination or liquidation, subject to any limitations set forth in the Memorandum and Articles of Association, as amended.

On October    , 2026, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $    , based on the aggregate amount on deposit in the Trust Account of approximately $    as of October    , 2026 (including interest not previously released to OAC), divided by the total number of then outstanding Public Shares. The redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to OAC, two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on The Nasdaq Stock Market LLC (“Nasdaq”) on October    , 2026 was $    . Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $    [more/less] per share than if the shares were sold in the open market (based on the per share redemption price as of October    , 2026). OAC cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. OAC believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if OAC does not complete a Business Combination on or before the Termination Date.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Articles Extension.

OAC cannot predict the amount that will remain in the Trust Account following the redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $   that was in the Trust Account as of October  , 2026 (including interest not previously released to OAC).

If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before the Termination Date, OAC will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to OAC (less taxes payable and up to $100,000 of interest to pay liquidation expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of OAC’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to OAC’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to OAC’s Warrants (as defined below), which will expire worthless in the event OAC dissolves and liquidates the Trust Account.

In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 5,383,739 Ordinary Shares and 116,796 Private Placement Warrants. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO OAC’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL

AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of Class A Ordinary Shares and Class B Ordinary Shares voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Shareholder Meeting or if the Board has determined it is otherwise necessary.

Record holders of Ordinary Shares at the close of business on [●], 2026 (the “Record Date”) are entitled to vote or have their votes cast at the Shareholder Meeting. On the Record Date, there were    issued and outstanding Class A Ordinary Shares and     issued and outstanding Class B Ordinary Shares. OAC’s Warrants do not have voting rights.

The Sponsor intends to vote all of its Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. The Sponsor’s shares will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the date of the accompanying proxy statement, the Sponsor holds approximately 21.9% of the issued and outstanding Ordinary Shares and OAC’s officers and directors have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Sponsor, (i) approval of the Extension Amendment Proposal will require the affirmative vote of at least 11,004,774 Ordinary Shares held by public shareholders (or approximately 57.3% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 79,099 Ordinary Shares held by public shareholders (or approximately 0.4% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes; and (ii) approval of the Adjournment Proposal will require the affirmative vote of at least 6,907,646 Ordinary Shares held by public shareholders (or approximately 36% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of no Ordinary Shares held by public shareholders if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

The accompanying proxy statement contains important information about the Shareholder Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, OAC urges you to read this material carefully and vote your shares.

The proxy statement mailed to you is also accompanied by OAC’s Annual Report on Form 10-K for the year ended December 31, 2025. Each of such documents is also available on the SEC’s website,

at: http://www.sec.gov.

The accompanying proxy statement is dated October  , 2026, and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of Oaktree Acquisition Corp. III Life Sciences

Aman Kumar

Chairman of the Board of Directors

October  , 2026

OAKTREE ACQUISITION CORP III LIFE SCIENCES

PROXY STATEMENT

FOR

EXTRAORDINARY GENERAL MEETING IN LIEU OF ANNUAL MEETING

TO BE HELD ON OCTOBER  , 2026

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the extraordinary general meeting in lieu of annual meeting of Oaktree Acquisition Corp. III Life Sciences, a Cayman Islands exempted company (“OAC,” the “Company,” “we,” “us” or “our”), which will be held on October  , 2026, at a.m., Eastern Time, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, NY 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”).

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Shareholder Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of OAC with respect to, among other things, OAC’s capital resources and results of operations. Likewise, OAC’s financial statements and all of OAC’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect OAC’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. OAC does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	OAC’s ability to complete a Business Combination (as defined below);

•	the anticipated benefits of a Business Combination;

•	the volatility of the market price and liquidity of the Class A Ordinary Shares (as defined below) and other securities of OAC; and

•	the use of funds not held in the Trust Account (as defined below) or available to OAC from interest income on the Trust Account balance.

While forward-looking statements reflect OAC’s good faith beliefs, they are not guarantees of future performance. OAC disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause OAC’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section below entitled “Risk Factors” and OAC’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 26, 2026, subsequent Quarterly Reports on Form 10-Q filed with the SEC and in other reports OAC files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to OAC (or to third parties making the forward-looking statements).

RISK FACTORS

In addition to the below risk factors, you should consider carefully all of the risks described in our (i) initial public offering prospectus filed with the SEC on October 24, 2024, (ii) Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on March 26, 2026, (iii) Quarterly Reports on Form 10-Q subsequently filed with the SEC, and (iv) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Articles Extension (as defined below) will enable us to complete a Business Combination.

Approving the Articles Extension (as defined below) involves a number of risks. Even if the Articles Extension is approved, OAC can provide no assurances that a Business Combination will be consummated prior to the Articles Extension Date (as defined below) or the relevant Additional Articles Extension Date (as defined below), if applicable. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Articles Extension is approved, OAC expects to seek shareholder approval of a Business Combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Articles Extension, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a Business Combination. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

The ability of our public shareholders to exercise redemption rights if the Extension Amendment Proposal (as defined below) is approved with respect to a large number of our Class A Ordinary Shares issued as part of the Units (as defined below) sold in OAC’s Initial Public Offering (the “Public Shares”) may adversely affect the liquidity and trading of our securities and may impact our ability to complete a Business Combination.

Pursuant to our Memorandum and Articles of Association (as defined below), a public shareholder may request that OAC redeem all or a portion of such public shareholder’s Public Shares for cash if the Extension Amendment Proposal is approved. The ability of our public shareholders to exercise such redemption rights with respect to a large number of our Public Shares may adversely affect the liquidity of our Class A Ordinary Shares and may leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Articles Extension and a Business Combination could exacerbate these risks. As a result, you may be unable to sell your Class A Ordinary Shares even if the per-share market price is higher than the per-share redemption price paid to public shareholders that elect to redeem their Public Shares if the Extension Amendment Proposal is approved.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial Business Combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and other legal and regulatory requirements, and our consummation of an initial Business Combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-Business Combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination.

If we are deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate OAC.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including:

•	restrictions on the nature of our investments; and

•	restrictions on the issuance of securities, each of which may make it difficult for us to complete our initial Business Combination.

In addition, we may have imposed upon us burdensome requirements, including:

•	registration as an investment company with the SEC;

•	adoption of a specific form of corporate structure; and

•	reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations that we are currently not subject to.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading of securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business is to identify and complete a Business Combination and thereafter to operate the post-transaction business or assets for the long term. We do not spend a considerable amount of time actively managing the assets in the Trust Account for the primary purpose of achieving investment returns. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

We do not believe that our activities subject us to the Investment Company Act. Initially, the funds in the Trust Account had, since our Initial Public Offering (as defined below) been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we intend to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and instruct the trustee with respect to the Trust Account, to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial business combination or our liquidation. Therefore, by restricting the investments of the proceeds from the Initial Public Offering that are held in our Trust Account, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act. As a result, following such change, we will likely receive minimal interest on the funds held in the Trust Account, which would reduce the dollar amount that our public shareholders would receive upon any redemption or our liquidation of OAC.

Our securities are not intended for persons who are seeking a return on investments in government securities or investment securities. The Trust Account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of our initial business combination; (ii) the redemption of any Public Shares properly submitted in connection with the implementation by the directors of, following a shareholder vote, an amendment to our Memorandum and Articles of Association (A) to modify the substance or timing of our obligation to provide for the redemption of our Public Shares in connection with an initial business combination or to redeem 100% of our Public Shares if we have not consummated our initial business combination by the Termination Date (as defined below) or (B) with respect to any other provisions relating to shareholders’ rights or pre-initial business combination activity; or (iii) absent an initial business combination by the Termination Date, our return of the funds held in the Trust Account to holders of our Public Shares as part of our redemption of the Public Shares.

If we were deemed to be subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. Unless we are able to modify our activities so that we would not be deemed an investment company, we would either register as an investment company or wind down and abandon our efforts to complete an initial business combination and instead liquidate and dissolve in accordance with our Memorandum and Articles of Association.

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Shareholder Meeting and the proposals to be presented at the Shareholder Meeting. The following questions and answers do not include all the information that is important to OAC shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposal to be presented at the Shareholder Meeting and the voting procedures for the Shareholder Meeting, which will be held on October  , 2026,   at   a.m., Eastern Time. The Shareholder Meeting will be held at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, NY 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You can participate in the meeting, vote, and submit questions via live webcast by visiting      . This proxy statement is being mailed to shareholders together with OAC’s Annual Report on Form 10-K for the year ended December 31, 2025.

Q:	Why am I receiving this proxy statement?

A:	OAC is a blank check company incorporated as a Cayman Islands exempted company on June 28, 2024.

OAC was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or other similar Business Combination with one or more businesses or entities.

Following the closing of OAC’s initial public offering on October 25, 2024 (the “Initial Public Offering”), including the partial exercise of the underwriters’ over-allotment option, an amount of $191,990,290 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of private placement units (the “Private Placement Units”) to Oaktree Acquisition Holdings III LS, LLC, a Cayman Islands limited liability company (the “Sponsor”), was placed in a trust account established at the consummation of the Initial Public Offering that holds the proceeds of the Initial Public Offering (the “Trust Account”).

Like most blank check companies, OAC’s amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”) provide for the return of the Initial Public Offering proceeds held in the Trust Account to the holders of Class A Ordinary Shares sold in the Initial Public Offering if there is no qualifying Business Combination consummated on or before October 25, 2026 (the “Termination Date”).

Without the Articles Extension (as defined below), OAC believes that OAC will not, despite its best efforts, be able to complete an initial business combination (a “Business Combination”) on or before October 25, 2026. The Board of OAC believes that it is in the best interests of OAC’s shareholders to continue OAC’s existence until November 25, 2026 and, if necessary, for a total of an additional six one-month extensions until May 25, 2027 in order to allow OAC additional time to complete a Business Combination and is therefore holding this Shareholder Meeting.

This Shareholder Meeting is also held as an extraordinary general meeting in lieu of annual meeting to satisfy the requirement under Nasdaq Listing Rules requiring OAC to hold an annual meeting within one year after the first full fiscal year that OAC is in existence. In addition to the proposals described herein, shareholders will have the opportunity at the Shareholder Meeting to ask questions regarding OAC’s business, affairs and operations, including questions regarding OAC’s Annual Report on Form 10-K for the year ended December 31, 2025, and the audited financial statements contained therein, which is being mailed to shareholders together with this proxy statement.

Q:	When and where will the Shareholder Meeting be held?

A:

The Shareholder Meeting will be held on October  , 2026, at   a.m., Eastern Time, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, NY 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Shareholders may attend the Shareholder Meeting in person. However, we encourage you to attend the Shareholder Meeting virtually. If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting OAC’s Chief Executive Officer at info@oaktreeacquisitioncorp.com by   a.m., Eastern Time, on October  , 2026 (two business days prior to the initially scheduled meeting date). You can participate in the meeting, vote, and submit questions via live webcast by visiting      .

Q:	How do I vote?

A:

If you were a holder of record of Class A ordinary shares, par value of US$0.0001 per share (the “Class A Ordinary Shares”), or Class B ordinary shares, par value US$0.0001 per share (the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”) on [●], the record date (the “Record Date”) for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on October  , 2026.

Voting in Person at the Meeting. If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.

Voting Electronically. You may attend and vote by visiting       and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Q:	How do I attend the virtual Shareholder Meeting?

A:	If you are a registered shareholder, you will receive a proxy card from Continental (the “Transfer Agent”).

The form contains instructions on how to attend the virtual Shareholder Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at 917-262-2373 , or via email at proxy@continentalstock.com.

You can pre-register to attend the virtual Shareholder Meeting starting October  , 2026 at  a.m., Eastern Time (two business days prior to the meeting date). Enter the URL address into your browser      , enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.

Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to the Internet, you can listen only to the meeting by dialing [1 800-450-7155 (or +1 857-999-9155] if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number [.]. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.

Q:	What are the specific proposals on which I am being asked to vote at the Shareholder Meeting?

A:	OAC shareholders are being asked to consider and vote on the following proposals:

1.

Proposal No. 1 - Extension Amendment Proposal - To amend, by way of special resolution, OAC’s Memorandum and Articles of Association to extend the Termination Date by which OAC has to consummate a Business Combination (the “Articles Extension”) from October 25, 2026 (the “Original Termination Date”) to November 25, 2026 (the “Articles Extension Date”) and to allow OAC, without another shareholder vote, to elect to extend the Termination Date to consummate a Business Combination on a monthly basis for up to six times by an additional one month each time after the Articles Extension Date, by resolution of OAC’s Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date (each, an “Additional Articles Extension Date”) for an aggregate extension period of up to seven months after the Original Termination Date, ending no later than May 25, 2027, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”); and

2.

Proposal No. 2 - Adjournment Proposal - To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates or indefinitely, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares and Class B Ordinary Shares in the capital of OAC represented (either in person or by proxy) to approve the Extension Amendment Proposal, or (ii) where the Board has determined it is otherwise necessary (the “Adjournment Proposal”).

For more information, please see “Proposal No. 1 - The Extension Amendment Proposal” and “Proposal No. 2 - The Adjournment Proposal.”

After careful consideration, OAC’s Board has unanimously determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of OAC and its shareholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.

Our directors and officers have personal and financial interests that may result in conflicts of interest, including a conflict between what may be in the best interests of OAC and its shareholders and what may be best for a director’s personal or financial interests when determining to recommend that shareholders vote for the proposals. See the sections titled “Proposal No. 1- The Extension Amendment Proposal - Interests of the Sponsor and OAC’s Directors and Officers” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q:	Will there be an opportunity to discuss OAC’s business and annual report, including OAC’s latest audited financial statements, at the Shareholder Meeting?

A:

Yes. Shareholders will have the opportunity to ask management questions regarding OAC’s business and affairs, including questions regarding OAC’s Annual Report on Form 10-K for the year ended December 31, 2025, and the audited financial statements contained therein.

Q:	Am I being asked to vote on a proposal to elect directors?

A:

No. Holders of Public Shares are not being asked to vote on the election of directors at this time. Prior to the completion of our initial Business Combination, only holders of Class B Ordinary Shares will be entitled to vote on the election of directors.

Q:	Are the proposals conditioned on one another?

A:	Approval of the Extension Amendment Proposal is a condition to the implementation of the Articles Extension.

If the Articles Extension is implemented and one or more OAC shareholders elect to redeem their Public Shares pursuant to the redemption, OAC will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, including interest earned on the funds held in the Trust Account and not previously released to OAC, and retain the remainder of the funds in the Trust Account for OAC’s use in connection with consummating a Business Combination, subject to the redemption rights of holders of Public Shares in connection with a Business Combination.

The Adjournment Proposal is conditional on OAC not obtaining the necessary votes for approving the Extension Amendment Proposal prior to the Shareholder Meeting in order to seek additional time to obtain sufficient votes in support of the Articles Extension, or if the Board has determined it is otherwise necessary. If the Extension Amendment Proposal is approved at the Shareholder Meeting, the Adjournment Proposal will not be presented.

Q:	Why is OAC proposing the Extension Amendment Proposal?

A:

OAC’s Memorandum and Articles of Association provide for the return of the Initial Public Offering proceeds held in trust to the holders of Public Shares sold in the Initial Public Offering if there is no qualifying Business Combination consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal is to allow OAC additional time to complete a Business Combination.

Without the Articles Extension, OAC believes that OAC will not be able to complete a Business Combination on or before the Termination Date. If that were to occur, OAC would be forced to liquidate.

Q:	Why is OAC proposing the Adjournment Proposal?

A:

If (i) the Extension Amendment Proposal is not approved by OAC’s shareholders or (ii) the Board has determined it is otherwise necessary, OAC may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment Proposal or to allow public shareholders time to reverse their redemption requests. If the Adjournment Proposal is not approved by OAC’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates or indefinitely in the event that there are insufficient votes at the Shareholder Meeting to approve the Extension Amendment Proposal.

Q:	What constitutes a quorum?

A:

A quorum of our shareholders is necessary to hold a valid meeting. The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding one-third of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The Sponsor, which owns approximately 21.9% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, 2,810,517 additional Ordinary Shares held by public shareholders will be required to be present at the Shareholder Meeting to achieve a quorum. Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so OAC does not expect there to be any broker non-votes at the Shareholder Meeting.

Q:	What vote is required to approve the proposals presented at the Shareholder Meeting?

A:

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Q:	How will the Sponsor vote?

A:	The Sponsor intends to vote any Ordinary Shares over which it has voting control in favor of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal.

The Sponsor is not entitled to redeem any Ordinary Shares held by it in connection with the Extension Amendment Proposal. On the Record Date, the Sponsor beneficially owned and was entitled to vote 5,383,739 Ordinary Shares, representing approximately 21.9% of OAC’s issued and outstanding Ordinary Shares.

Q:	Who is OAC’s Sponsor?

A:

The Sponsor is a Cayman Islands limited liability company. The Sponsor currently owns 4,799,758 Class B Ordinary Shares and 583,981 Private Placement Units. The Sponsor has certain ties with non-U.S. persons and, as a result, CFIUS may deem the Sponsor a “foreign person.” As such, our Business Combination could be subject to regulatory review, including review by the Committee on Foreign Investment in the United States (“CFIUS”). If our Business Combination with a U.S. business is subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business, then there is an increased risk that restrictions, limitations or conditions will be imposed by CFIUS. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential Business Combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with a Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing a Business Combination. CFIUS may decide to block or delay our Business Combination, impose conditions to mitigate national security concerns with respect to such Business Combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial Business Combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete a Business Combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues. A failure to notify CFIUS of a transaction where such notification was required or otherwise warranted based on the national security considerations presented by an investment target may expose the Sponsor and/or the combined company to legal penalties, costs, and/or other adverse reputational and financial effects, thus potentially diminishing the value of the combined company. In addition, CFIUS is actively pursuing transactions that were not notified to it and may ask questions regarding, or impose restrictions or mitigation on, a Business Combination post-closing.

Moreover, other countries continue to strengthen their own national security investment clearance regimes (including with respect to technology, infrastructure, and data-related transactions), and a Business Combination that involves assets or entities outside of the U.S. may also face delays, limitations or restrictions as a result of notifications made under and/or compliance with these legal regimes. Heightened scrutiny of foreign direct investment worldwide, including changes to the implementing laws and regulations or agency practice, may constrain the universe of opportunities for a Business Combination.

Additionally, in August 2023, the President of the United States issued an executive order setting forth the framework for outbound investment controls regulating U.S. investment to countries and companies deemed to be averse to U.S. national security and foreign policy interests. In October 2024, the U.S. Department of the Treasury issued a Final Rule to implement the President’s order, which became effective on January 2, 2025, and imposes notification requirements for, and the prohibition of, outbound investment involving semiconductors and microelectronics, quantum information technologies and artificial intelligence by U.S. persons into certain entities with a nexus to China. Moreover, the number of targeted sectors is set to expand and there is a high likelihood that it will continue to do so. In February 2025, the President of the United States issued a National Security Presidential Memorandum noting the intention to expand restrictions on outbound investment to include sectors such as biotechnology, hypersonics, aerospace, advanced manufacturing, directed energy and other areas implicated by China’s national military-civil fusion strategy. In addition, in December 2025, the President signed into law the Comprehensive Outbound Investment National Security Act of 2025 (the “COINS Act”), which, among other changes, adds hypersonics, high-performing computing, and supercomputing to the list of covered technologies subject to outbound investment restrictions. The COINS Act also expands the scope of restrictions to include Cuba, Iran, North Korea, Russia, and Venezuela under the Maduro regime, in addition to China. While the U.S. Department of the Treasury must issue regulations implementing the COINS Act no later than March 2027, the exact scope and application of the expanded outbound investment program under the COINS Act has yet to be determined. The current and, once effective, expanded restrictions on U.S. outbound investment could limit the universe of Business Combinations available to the Sponsor and/or adversely affect the governance and operations of the Sponsor and/or the combined company.

Finally, more than two dozen U.S. states have enacted or are considering legislation that would prohibit, restrict or regulate foreign investment in real property in such states. The Sponsor cannot exclude the possibility that some or all of these states may prohibit, restrict or regulate (including requiring disclosure) a Business Combination. Collectively, these laws also elevate the likelihood that the Sponsor will be required or requested to disclose to U.S. federal and/or state regulators information the Sponsor and/or the combined company, their structure and their beneficial ownership and control.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy and we have limited time to complete our Business Combination. Even if the Articles Extension is implemented, if we cannot complete a Business Combination by November 25, 2026 (or up to May 25, 2027 if extended) because the transaction is still under review or because our Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public shareholders may only receive approximately $   per Public Share (based on the redemption price on October  , 2026, the most recent practicable date prior to the date of this proxy statement), and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Q:	Why should I vote “FOR” the Extension Amendment Proposal?

A:	OAC believes shareholders will benefit from OAC consummating a Business Combination and is proposing the Extension Amendment Proposal to extend the date by which OAC has to complete a Business

Combination until the Articles Extension Date (or Additional Articles Extension Date, if applicable). Without the Articles Extension, OAC believes that OAC will not be able to complete a Business Combination on or before the Termination Date. If that were to occur, OAC would be forced to liquidate.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:

If the Adjournment Proposal is not approved by OAC’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates or indefinitely in the event that there are insufficient votes to approve the Extension Amendment Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Articles Extension or as otherwise required.

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal or the Adjournment Proposal?

A:	If you do not want the Extension Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Shareholder Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Shareholder Meeting in person or by proxy, or if you do attend the Shareholder Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Shareholder Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes.

If the Extension Amendment Proposal is approved, then the Adjournment Proposal will not be presented for a vote.

Q:	How are the funds in the Trust Account currently being held?

A:

To mitigate the risk of being viewed as operating an unregistered investment company, OAC intends to instruct Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of OAC’s consummation of a Business Combination or liquidation. Interest on such deposit account is currently expected to be approximately   % per annum, but such deposit account carries a variable rate and OAC cannot assure you that such rate will not decrease or increase significantly. See “Risk Factors — If we are deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate OAC.”

Q:	Will we seek any further extensions to liquidate the Trust Account?

A:	Other than as described in this proxy statement, OAC does not currently anticipate seeking any further extension to consummate a Business Combination, but may do so in the future.

Q:	What happens if the Extension Amendment Proposal is not approved?

A:

If there are insufficient votes to approve the Extension Amendment Proposal, OAC may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Articles Extension.

If the Extension Amendment Proposal is not approved and a Business Combination is not completed on or before the Termination Date, then as contemplated by and in accordance with the Memorandum and Articles of Association, OAC will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to OAC (less taxes payable and up to $100,000 of interest to pay winding up and dissolution expenses), divided by the total number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of OAC’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to OAC’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to OAC’s Warrants, which will expire worthless in the event OAC dissolves and liquidates the Trust Account.

The Sponsor has waived its right to participate in any liquidation distribution with respect to the Ordinary Shares held by it.

Q:	If the Extension Amendment Proposal is approved, what happens next?

A:

If the Extension Amendment Proposal is approved, OAC will continue to attempt to consummate a Business Combination until the Articles Extension Date. OAC will procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal are made and will continue its efforts to obtain approval of a Business Combination at an extraordinary general meeting and consummate the closing of a Business Combination on or before the Articles Extension Date.

If the Extension Amendment Proposal is approved and the Articles Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of OAC held by the Initial Shareholders.

Q:	If I vote for or against the Extension Amendment Proposal, do I need to request that my shares be redeemed?

A:

Yes. Whether you vote “for” or “against” the Extension Amendment Proposal or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:	Am I being asked to vote on a Business Combination at this Shareholder Meeting?

A:

No. You are not being asked to vote on a Business Combination at this time. If the Articles Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the Record Date for the shareholder meeting to consider a Business Combination, you will be entitled to vote on a Business Combination when it is submitted to shareholders and will retain the right to redeem your Public Shares for cash in connection with a Business Combination or liquidation.

Q:	Will how I vote affect my ability to exercise redemption rights?

A:

No. You may exercise your redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Articles Extension can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their

Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders and potentially less cash.

Q:	May I change my Vote after I have mailed my signed proxy card?

A:

Yes. Shareholders may send a later-dated, signed proxy card to OAC at 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071 so that it is received by OAC prior to the vote at the Shareholder Meeting (which is scheduled to take place on October  , 2026) or attend the Shareholder Meeting in person (which would include presence at the virtual Shareholder Meeting) and vote. Shareholders also may revoke their proxy by sending a notice of revocation to OAC’s Chief Executive Officer, which must be received by OAC’s Chief Executive Officer prior to the vote at the Shareholder Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:	How are votes counted?

A:

Votes will be counted by the inspector of election appointed for the Shareholder Meeting, who will separately count “FOR,” “AGAINST,” and “ABSTAIN” votes and broker non-votes. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Class A Ordinary Shares and Class B Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Shareholders who attend the Shareholder Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Shareholder Meeting. The presence, in person or by proxy or by duly authorized representative, at the Shareholder Meeting of the holders of one-third of all issued and outstanding Ordinary Shares entitled to vote at the Shareholder Meeting shall constitute a quorum for the Shareholder Meeting.

At the Shareholder Meeting, only those votes which are actually cast, either “FOR” or “AGAINST,” the Extension Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes.

Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of each of the proposals as a matter of Cayman Islands law.

Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:

If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to OAC or by voting online at the Shareholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

If you are a OAC shareholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Shareholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Q:	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal and the Adjournment Proposal?

A:

Yes. After careful consideration of the terms and conditions of each of the Extension Amendment Proposal and the Adjournment Proposal, the Board has determined that both of the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of OAC and its shareholders. The Board recommends that OAC’s shareholders vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal.

Q:	What interests do OAC’s directors and officers have in the approval of the Extension Amendment Proposal?

A:

OAC’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class A Ordinary Shares, Class B Ordinary Shares and Private Placement Warrants. See the section entitled “Proposal No. 1- The Extension Amendment Proposal - Interests of the Sponsor and OAC’s Directors and Officers” in this proxy statement.

Q:	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?

A:

No. There are no appraisal rights available to OAC’s shareholders in connection with the Extension Amendment Proposal. There are no dissenters’ rights available to OAC’s shareholders in connection with the Extension Amendment Proposal under Cayman Islands law. However, you may elect to have your shares redeemed in connection with the adoption of the Extension Amendment Proposal as described under “How do I exercise my redemption rights” below.

Q:	If I am a Public Warrant (as defined below) holder, can I exercise redemption rights with respect to my Public Warrants?

A:

No. The holders of warrants issued in connection with the Initial Public Offering (with a whole warrant representing the right to acquire one Class A Ordinary Share at an exercise price of $11.50 per share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:	What do I need to do now?

A:

You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I exercise my redemption rights?

A:	If you are a holder of Class A Ordinary Shares and wish to exercise your right to redeem your Class A Ordinary Shares, you must:

I.

(a) hold Class A Ordinary Shares or (b) hold Class A Ordinary Shares through Units and elect to separate your Units into the underlying Class A Ordinary Shares and Public Warrants prior to exercising your redemption rights with respect to the Class A Ordinary Shares; and

II.

prior to 5:00 p.m., Eastern Time, on October  , 2026 (two business days prior to the initially scheduled date of the Shareholder Meeting) (a) submit a written request to the Transfer Agent that OAC redeem your Class A Ordinary Shares for cash (such written request shall also include the legal name, phone number and address of the beneficial owner of the Class A Ordinary Shares for which redemption is requested) and (b) tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders of Units must elect to separate the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

In connection with the approval of the Extension Amendment Proposal, any holder of Class A Ordinary Shares will be entitled to request that their Class A Ordinary Shares be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Shareholder Meeting, including interest earned on the funds held in the Trust Account, and not previously released to OAC, divided by the number of then-outstanding Class A Ordinary Shares. As of October  , 2026, the most recent practicable date prior to the date of this proxy statement, this would have amounted to approximately $   per Public Share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public shareholders electing to redeem their Class A Ordinary Shares will be distributed promptly after the Shareholder Meeting.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part). If you tender or deliver your shares (and share certificates (if any) and other redemption forms) for redemption to the Transfer Agent and later decide prior to the Shareholder Meeting not to elect redemption, you may request that OAC instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.

Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent prior to the deadline for exercising redemption requests and, thereafter, with the consent of the Board. No request for redemption will be honored unless the holder’s shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on October  , 2026 (two business days prior to the initially scheduled date of the Shareholder Meeting).

If a holder of Class A Ordinary Shares properly makes a request for redemption and the Class A Ordinary Shares (and share certificates (if any) and other redemption forms) are tendered or delivered as described above, then OAC will redeem Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Shareholder Meeting. If you are a holder of Class A Ordinary Shares and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.

Q:	What are the U.S. federal income tax consequences of exercising my redemption rights?

A:

The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances. For additional discussion of certain material U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.”

Q:	What should I do if I receive more than one set of voting materials for the Shareholder Meeting?

A:

You may receive more than one set of voting materials for the Shareholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Shareholder Meeting?

A:

OAC will pay the cost of soliciting proxies for the Shareholder Meeting. OAC has engaged Sodali & Co (“Sodali & Co”) to assist in the solicitation of proxies for the Shareholder Meeting. OAC will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of OAC may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

[Sodali & Co

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Individuals call toll-free (800) 662-5200

Banks and brokers call (203) 658-9400

Email: [●]]

You also may obtain additional information about OAC from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Class A Ordinary Shares and you intend to seek redemption of your shares, you will need to tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on October  , 2026 (two business days prior to the initially scheduled date of the Shareholder Meeting). If you have questions regarding the certification of your position or tendering or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company

1 State Street Plaza, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

spacredemptions@continentalstock.com

EXTRAORDINARY GENERAL MEETING OF OAC SHAREHOLDERS

This proxy statement is being provided to OAC shareholders as part of a solicitation of proxies by the Board for use at the Shareholder Meeting of OAC shareholders to be held on October  , 2026, and at any adjournment thereof. This proxy statement contains important information regarding the Shareholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about October  , 2026, to all shareholders of record of OAC as of [●], 2026, the Record Date for the Shareholder Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Shareholder Meeting.

Date, Time and Place of Shareholder Meeting

The Shareholder Meeting will be held on October  , 2026 at  a.m., Eastern Time, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, NY 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Shareholders may attend the Shareholder Meeting in person. However, we encourage you to attend the Shareholder Meeting virtually. If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting OAC’s Chief Executive Officer at info@oaktreeacquisitioncorp.com by  a.m., Eastern Time, on October  , 2026 (two business days prior to the initially scheduled meeting date).

You can pre-register to attend the virtual Shareholder Meeting starting October  , 2026 at  a.m., Eastern Time (two business days prior to the meeting date). Enter the URL address into your browser    , enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.

Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at [917-262-2373] or via email at [proxy@continentalstock.com]. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to the Internet, you can listen only to the meeting by dialing [1 800-450-7155 (or +1 857-999-9155] if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number [.]. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.

The Proposals at the Shareholder Meeting

At the Shareholder Meeting, OAC shareholders will consider and vote on the following proposals:

1.

Proposal No. 1- Extension Amendment Proposal - To amend, by way of special resolution, OAC’s Memorandum and Articles of Association to extend the Termination Date by which OAC has to consummate a Business Combination from the Original Termination Date to the Articles Extension

Date and to allow OAC, without another shareholder vote, to elect to extend the Termination Date to consummate a Business Combination on a monthly basis for up to six times by an additional one month each time after the Articles Extension Date, by resolution of OAC’s Board, if requested by the Sponsor, and upon five days’ advance notice prior to the Additional Articles Extension Date for an aggregate extension period of up to seven months after the Original Termination Date, ending no later than May 25, 2027, unless the closing of a Business Combination shall have occurred prior thereto;

2.

Proposal No. 2 - Adjournment Proposal - To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates or indefinitely, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares and Class B Ordinary Shares in the capital of OAC represented (either in person or by proxy) to approve the Extension Amendment Proposal, or (ii) where the Board has determined it is otherwise necessary.

Voting Power; Record Date

As a shareholder of OAC, you have a right to vote on certain matters affecting OAC. The proposals that will be presented at the Shareholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Shareholder Meeting if you owned Ordinary Shares at the close of business on [●], 2026, which is the Record Date for the Shareholder Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 19,783,010 issued and outstanding Class A Ordinary Shares and 4,799,758 issued and outstanding Class B Ordinary Shares.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THE PROPOSALS

Quorum

The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding one-third of our Ordinary Shares at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The Sponsor, which owns approximately 21.9% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Sponsor, 2,810,517 additional Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum.

Abstentions and Broker

Non-Votes Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of any of the proposals voted upon at the Shareholder Meeting.

We believe that all of the proposals to be voted on at the Shareholder Meeting will be considered non-routine matters. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of the proposals to be voted on at the Shareholder Meeting without your instruction.

Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so OAC does not expect there to be any broker non-votes at the Shareholder Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

The Sponsor intends to vote all of its Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. As of the Record Date, the Sponsor owns approximately 21.9% of the issued and outstanding Ordinary Shares.

The following table reflects the number of additional Public Shares required to approve each proposal:

			Number of Additional Public Shares Required to Approve Proposal
	Approval Standard		If Only Quorum is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Extension Amendment Proposal	Special Resolution	(1)	79,099	11,004,774
Adjournment Proposal	Ordinary Resolution	(2)	None	6,907,646

(1)

Under Cayman law, a special resolution requires the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

(2)

Under Cayman law, an ordinary resolution requires the affirmative vote of at least a majority of the votes cast by the holders of the issued Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Voting Your Shares

If you were a holder of record of Ordinary Shares as of the close of business on [●], 2026, the Record Date for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of Ordinary Shares that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

There are three ways to vote your Ordinary Shares at the Shareholder Meeting:

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on October  , 2026.

Voting in Person at the Meeting. If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.

Voting Electronically. You may attend and vote by visiting      and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Shareholder Meeting or at the Shareholder Meeting by doing any one of the following:

•	you may send another proxy card with a later date;

•

you may notify OAC’s Chief Executive Officer in writing to Oaktree Acquisition Corp. III Life Sciences, 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071, before the Shareholder Meeting that you have revoked your proxy; or

•	you may attend the Shareholder Meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters

The Shareholder Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal and the Adjournment Proposal. Under the Memorandum and Articles of Association, other than procedural matters incident to the conduct of the Shareholder Meeting, no other matters may be considered at the Shareholder Meeting if they are not included in this proxy statement, which serves as the notice of the Shareholder Meeting.

Who Can Answer Your Questions about Voting

If you are an OAC shareholder and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Sodali & Co, our proxy solicitor, by calling [(800) 662-5200] (toll-free), or banks and brokers can call [(203) 658-9400] or by emailing [●].

Redemption Rights

Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal any shareholder holding Class A Ordinary Shares may demand that OAC redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $   per share as of October  , 2026, the most recent practicable date prior to the date of this proxy statement), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, OAC will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting.

As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

(i)	hold Class A Ordinary Shares;

(ii)

submit a written request to Continental, OAC’s Transfer Agent, in which you (i) request that OAC redeem all or a portion of your Class A Ordinary Shares for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)	tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) to Continental, OAC’s Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on October  , 2026 (two business days before the initially scheduled date of the Shareholder Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or tendered/delivered electronically. Shares of OAC that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80, and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, OAC’s Transfer Agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to Continental, OAC’s Transfer Agent, prior to 5:00 p.m., Eastern Time, on October  , 2026 (two business days before the initially scheduled date of the Shareholder Meeting).

Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities and Exchange Act of 1934 (the “Exchange Act”)), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the Initial Public Offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Class A Ordinary Shares on October  , 2026, the most recent practicable date prior to the date of this proxy statement, was $per share. The cash held in the Trust Account on such date was approximately $   (including interest not previously released to OAC) ($ per Public Share). The redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to OAC, two business days prior to the initially scheduled date of the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. OAC cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering or delivering your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to OAC’s Transfer Agent two business days prior to the initially scheduled date of the Shareholder Meeting.

For a discussion of certain material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights and Dissenters’ Rights

There are no appraisal rights available to OAC’s shareholders in connection with the Extension Amendment Proposal. There are no dissenters’ rights available to OAC’s shareholders in connection with the Extension Amendment Proposal under Cayman Islands law. However, holders of Public Shares may elect to have their shares redeemed in connection with the adoption of the Extension Amendment Proposal, as described under “Redemption Rights” above.

Proxy Solicitation Costs

OAC is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. OAC has engaged Sodali & Co to assist in the solicitation of proxies for the Shareholder Meeting. OAC and its directors, officers and employees may also solicit proxies in person. OAC will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

OAC will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. OAC will pay Sodali & Co a fee of $   , plus disbursements, reimburse Sodali & Co for its reasonable out-of-pocket expenses and indemnify Sodali & Co and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as OAC’s proxy solicitor. OAC will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to OAC shareholders. Directors, officers and employees of OAC who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 - THE EXTENSION AMENDMENT PROPOSAL

Overview

OAC is proposing to amend its Memorandum and Articles of Association to extend the date by which OAC has to consummate a Business Combination to the Articles Extension Date so as to give OAC additional time to complete a Business Combination. Without the Articles Extension, OAC believes that OAC will not be able to complete a Business Combination on or before the Termination Date. If that were to occur, OAC would be forced to liquidate.

As contemplated by the Memorandum and Articles of Association, the holders of OAC’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Articles Extension is implemented.

On October  , 2026, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $   , based on the aggregate amount on deposit in the Trust Account of approximately $   as of October  , 2026 (including interest not previously released to OAC), divided by the total number of then outstanding Public Shares. The redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to OAC, two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on Nasdaq on October  , 2026 was $   . Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $   [more/less] per share than if the shares were sold in the open market (based on the per share redemption price as of October  , 2026). OAC cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

OAC believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if OAC does not complete a Business Combination on or before the Termination Date.

Reasons for the Extension Amendment Proposal

OAC’s Memorandum and Articles of Association provide that OAC has until October 25, 2026 to complete a Business Combination. OAC and its officers and directors agreed that they would not seek to amend OAC’s Memorandum and Articles of Association to allow for a longer period of time to complete a Business Combination unless OAC provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board believes that it is in the best interests of OAC shareholders that the Articles Extension be obtained so that OAC will have an additional amount of time to consummate a Business Combination. Without the Articles Extension, OAC believes that OAC will not be able to complete a Business Combination on or before October 25, 2026. If that were to occur, OAC would be forced to liquidate.

The Extension Amendment Proposal is essential to allowing OAC additional time to consummate a Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Articles Extension.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before the Termination Date, then OAC will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to OAC (less taxes payable and up to $100,000 of interest to pay winding up and dissolution expenses), divided by the total number of the then- outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of OAC’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to OAC’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to OAC’s Warrants, which will expire worthless in the event OAC dissolves and liquidates the Trust Account.

The Sponsor has waived its rights to participate in any liquidation distribution with respect to the Ordinary Shares held by it.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, OAC shall procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal to extend the time it has to complete a Business Combination until the Articles Extension Date are made. OAC will then continue to attempt to consummate a Business Combination until the Articles Extension Date. OAC will remain a reporting company under the Exchange Act and its Class A Ordinary Shares and Public Warrants will remain publicly traded during this time.

Interests of the Sponsor and OAC’s Directors and Officers

When you consider the recommendation of the Board, OAC shareholders should be aware that aside from their interests as shareholders, the Sponsor and certain members of the Board and officers of OAC have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to OAC shareholders that they approve the Extension Amendment Proposal. OAC shareholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

•

the fact that the Sponsor paid $5,839,810 for 583,981 Private Placement Units, consisting of a Class A Ordinary Share and one fifth of one warrant, with each whole warrant exercisable commencing 30 days following the closing of a Business Combination for one Class A Ordinary Share at $11.50 per share; if the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by October 25, 2026, then the proceeds from the sale of the Private Placement Units will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless;

•

the fact that the Sponsor (and certain of OAC’s officers and directors who are members of the Sponsor), have invested in OAC an aggregate of $5,864,810, comprised of the $25,000 purchase price for 4,799,758 Class B Ordinary Shares and the $5,839,810 purchase price for 583,981 Private Placement Units. Assuming a trading price of $per Class A Ordinary Share (based upon the closing price of the Class A Ordinary Shares on Nasdaq on October  , 2026), the 5,383,739 Ordinary Shares held by the Sponsor would have an implied aggregate market value of $   . Even if the trading price of the shares of Class A Ordinary Shares were as low as $1.08 per share, the aggregate market value of the Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the $5,864,810 initial investment in OAC made by the Sponsor. As a result, if a Business Combination is completed, the Sponsor is likely to be able to make a substantial profit on their investment in OAC at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and OAC liquidates without completing a Business Combination before October 25, 2026, the Sponsor will lose its entire investment in OAC;

•

the fact that the Initial Shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination or the Extension Amendment Proposal;

•

the fact that the Initial Shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and OAC fails to complete a Business Combination by October 25, 2026;

•	the indemnification of OAC’s existing directors and officers and the liability insurance maintained by OAC;

•

the fact that the Sponsor and OAC’s officers and directors will lose their entire investment in OAC and will not be reimbursed for any loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by October 25, 2026. As of the date of this proxy statement there are [no loans extended, fees due or outstanding out-of-pocket expenses] for which the Sponsor and OAC’s officers and directors are awaiting reimbursement; and

•

the fact that if the Trust Account is liquidated, including in the event OAC is unable to complete an initial Business Combination within the required time period, Sponsor has agreed to indemnify OAC to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the Termination Date, by the claims of prospective target businesses with which OAC has entered into an acquisition agreement or claims of any third party for services rendered or products sold to OAC, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Redemption Rights

Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal, any shareholder holding Class A Ordinary Shares may demand that OAC redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $   per share as of October   , 2026 (the most recent practicable date prior to the date of this proxy statement), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, OAC will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting.

As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

(i)	hold Class A Ordinary Shares;

(ii)

submit a written request to Continental, OAC’s Transfer Agent, in which you (i) request that OAC redeem all or a portion of your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)	tender or deliver your Class A Ordinary Shares to Continental, OAC’s Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on October  , 2026 (two business days before the initially scheduled date of the Shareholder Meeting) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or tendered/delivered electronically. Shares of OAC that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80, and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, OAC’s Transfer Agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to Continental, OAC’s Transfer Agent, prior to 5:00 p.m., Eastern Time, on October   , 2026 (two business days before the initially scheduled date of the Shareholder Meeting).

Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the Initial Public Offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Class A Ordinary Shares on October  , 2026, the most recent practicable date prior to the date of this proxy statement, was $   per share. The cash held in the Trust Account on such date was approximately $   (including interest not previously released to OAC) ($   per Public Share). The redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to OAC, two business days prior to the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. OAC cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering/delivering your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to OAC’s Transfer Agent two business days prior to the initially scheduled date of the Shareholder Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Extension Amendment Proposal.

As of the date of this proxy statement, the Sponsor intends to vote any Ordinary Shares owned by it in favor of the Extension Amendment Proposal. As of the Record Date, the Sponsor owns approximately 21.9% of the issued and outstanding Ordinary Shares and has not purchased any Public Shares, but may do so at any time. As a result, in addition to the Sponsor, (i) approval of the Extension Amendment Proposal will require the affirmative vote of at least 11,004,774 Ordinary Shares held by public shareholders (or approximately 57.3% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 79,099 Ordinary Shares held by public shareholders (or approximately 0.4% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as a special resolution - the Extension Amendment Proposal:

a)	Article 164(a) of the Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 164(a):

“In the event that the Company does not consummate a Business Combination upon the date which is the later of (i) November 25, 2026 (or such later date up to, and including, May 25, 2027, if applicable under the provisions of this Article 164) and (ii) such later date as may be approved by the Members in accordance with the Articles (in any case, such date being referred to as the “Termination Date”), or such earlier date as the board of Directors may approve, the Company shall (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the funds held in the Trust Fund and not released for Permitted Withdrawals (less up to $100,000 to pay winding up and dissolution expenses), divided by the number of Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of OAC’s remaining Members and the Directors, liquidate and dissolve, subject in the case of sub-articles (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. In the event that the Company is wound up for any reason prior to the consummation of a Business Combination, the Company shall also be required to follow the procedures outlined in sub-articles (ii) and (iii) of this Article 164(a).

Notwithstanding the foregoing or any other provisions of the Articles, in the event that the Company has not consummated a Business Combination by November 25, 2026, the Company may, without another shareholder vote, elect to extend the date to consummate a Business Combination on a monthly basis for up to six times by an additional one month each time after November 25, 2026, by resolution of the Directors, if requested by the Sponsor in writing, and upon five days’ advance notice prior to the applicable Termination Date, until May 25, 2027.”

b)	Article 164(b) of the Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 164(b):

“If any amendment is made to Article 164(a) that would modify the substance or timing of the Company’s obligation to provide holders of Class A Shares the right to have their shares redeemed in connection with the initial Business Combination or to redeem 100% of the Public Shares if the Company does not complete its initial Business Combination prior to November 25, 2026 (or up to May 25, 2027, if applicable under the provisions of Article 164(a)), or such earlier date as the board of Directors may approve, or with respect to any other provision relating to the rights of holders of Class A Shares, each holder of Public Shares shall be provided with the opportunity to redeem their Public Shares upon the implementation of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not released for Permitted Withdrawals divided by the number of Public Shares then in issue.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT OAC SHAREHOLDERS VOTE “FOR” THE

APPROVAL OF THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 - THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks shareholders to approve the adjournment of the Shareholder Meeting to a later date or dates or indefinitely if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes to approve the Extension Amendment Proposal or (ii) where the Board has determined it is otherwise necessary.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by OAC’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date in the event, based on the tabulated votes, there are insufficient Ordinary Shares represented (either in person or by proxy) at the Shareholder Meeting to approve the Extension Amendment Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Articles Extension or as otherwise necessary.

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.

As of the date of this proxy statement, the Sponsor intends to vote any Ordinary Shares owned by it in favor of the Adjournment Proposal. As of the date hereof, the Sponsor owns approximately 21.9% of the issued and outstanding Ordinary Shares and has not purchased any Public Shares but may do so at any time. As a result, in addition to the Sponsor, approval of the Adjournment Proposal will require the affirmative vote of at least 6,907,646 Ordinary Shares held by public shareholders (or approximately 36% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of no Ordinary Shares held by public shareholders if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates or indefinitely if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares and Class B Ordinary Shares in the capital of OAC represented (either in person or by proxy) at the Shareholder Meeting to approve the Extension Amendment Proposal, or (ii) where the Board of OAC has determined it is otherwise necessary.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT OAC SHAREHOLDERS VOTE

“FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS EXERCISING REDEMPTION RIGHTS

The following discussion is a summary of certain material U.S. federal income tax considerations for Redeeming U.S. Holders and Redeeming Non-U.S. Holders (each as defined below) of Public Shares that elect to have their Public Shares redeemed for cash if the Extension Amendment Proposal is approved. This section applies only to investors that hold Public Shares as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular shareholder in light of its particular circumstances or status, including:

•	financial institutions or financial services entities;

•	broker-dealers;

•	S corporations;

•	taxpayers that are subject to the mark-to-market accounting rules;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	tax-qualified retirement plans;

•	insurance companies;

•	regulated investment companies or real estate investment trusts;

•	expatriates or former long-term residents or citizens of the United States;

•	persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;

•	persons subject to the alternative minimum tax;

•	persons whose functional currency is not the U.S. dollar;

•	controlled foreign corporations;

•	corporations that accumulate earnings to avoid U.S. federal income tax;

•	“qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Code) and entities whose interests are held by qualified foreign pension funds;

•	accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code;

•	foreign corporations with respect to which there are one or more United States shareholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii);

•	passive foreign investment companies or their shareholders; or

•	Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

This discussion is based on current U.S. federal income tax laws as in effect on the date hereof, which is subject to change, possibly on a retroactive basis, which may affect the U.S. federal income tax consequences described herein. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare net investment income tax laws, or state, local or non-U.S. laws. OAC has not sought, and OAC does not intend to seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any U.S. federal income tax considerations described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

This discussion does not consider the U.S. federal income tax treatment of entities or arrangements treated as partnerships or other pass-through entities (including branches) for U.S. federal income tax purposes (any such entity or arrangement, a “Flow-Through Entity”) or investors that hold our securities through Flow-Through Entities. If a Flow-Through Entity is the beneficial owner of our securities, the U.S. federal income tax treatment of an investor holding our securities through a Flow-Through Entity generally will depend on the status of such investor and the activities of such investor and such Flow-Through Entity.

If you hold our securities through a Flow-Through Entity, we urge you to consult your tax advisor.

THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH HOLDER IS URGED TO CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF EXERCISING REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

For purposes of this discussion, because any Unit consisting of one Class A Ordinary Share and one fifth of one warrant (with a whole warrant representing the right to acquire one Class A Ordinary Share) is separable at the option of the holder, OAC is treating any Class A Ordinary Share and one fifth of one warrant to acquire one Class A Ordinary Share held by a holder in the form of a single Unit as separate instruments and is assuming that the Unit itself will not be treated as an integrated instrument. Accordingly, the cancellation or separation of the Units in connection with the exercise of redemption rights generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.

Certain U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of OAC’s Public Shares that elect to have their Public Shares redeemed for cash as described in the section entitled “Proposal No. 1 - The Extension Amendment Proposal - Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is, for U.S. federal income tax purposes:

•

an individual citizen or resident of the United States; a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the

•	United States or any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•

any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Treatment of the Redemption - In General

Subject to the passive foreign investment company (“PFIC”) rules discussed below under the heading “- Passive Foreign Investment Company Rules,” the U.S. federal income tax consequences to a Redeeming U.S.

Holder of Public Shares that exercises its redemption rights to receive cash in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of the Public Shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the redemption qualifies as a sale of such Redeeming U.S. Holder’s shares, such Redeeming U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such shares exceeds one year at the time of the redemption. A Redeeming U.S. Holder’s tax basis in such Redeeming U.S. Holder’s shares generally will equal the cost of such shares.

The redemption generally will qualify as a sale of such shares if the redemption either (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete redemption” of such Redeeming U.S. Holder’s interest in OAC or (iii) is “not essentially equivalent to a dividend” with respect to such Redeeming U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a Redeeming U.S. Holder takes into account not only shares directly owned by such Redeeming U.S. Holder, but also shares that are constructively owned by such Redeeming U.S. Holder. A Redeeming U.S. Holder may constructively own, in addition to Public Shares owned directly, Public Shares owned by certain related individuals and entities in which such Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares such Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the Public Warrants.

The redemption generally will be “substantially disproportionate” with respect to a Redeeming U.S. Holder if the percentage of OAC’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of OAC’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owned immediately before the redemption, and such Redeeming U.S. Holder immediately after the redemption actually and constructively owns less than 50 percent of the total combined voting power of OAC. There will be a complete redemption of such Redeeming U.S. Holder’s interest if either (i) all of the shares directly or constructively owned by such Redeeming U.S. Holder are redeemed or (ii) all of the shares directly owned by such Redeeming U.S. Holder are redeemed and such Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by certain family members and such Redeeming U.S. Holder does not constructively own any other shares. The redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such Redeeming U.S. Holder’s proportionate interest in OAC. Whether the redemption will result in a “meaningful reduction” in such Redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the above tests is satisfied, the redemption will be treated as a distribution with respect to the shares under Section 302 of the Code, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. Assuming OAC is a PFIC (as discussed below under “- Passive Foreign Investment Company Rules”) such dividends will be taxable to an individual Redeeming U.S. Holder at regular rates and will not be eligible for the reduced rates of taxation on certain dividends received from a “qualified foreign corporation.” Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s Public Shares. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed Public Shares will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining Public Shares, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in its Public Warrants or possibly in other shares constructively owned by it.

ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income, or (ii) at least 50% of its assets in a taxable year (ordinarily, but subject to exceptions, determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income.

Because OAC is a blank check company with no current active business, based upon the composition of its income and assets, and upon a review of its financial statements, OAC believes that it likely was a PFIC for its most recent taxable year ended on December 31, 2025, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares, rights or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely Qualified Electing Fund (“QEF”) election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

•

any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares, rights or warrant (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “- Tax Treatment of the Redemption - In General,” above); and

•

any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “- Tax Treatment of the Redemption - In General,” above.

Under these special rules,

•	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;

•

the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•

the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•

an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the Redeeming U.S. Holder in respect of the tax attributable to each such other taxable year described in the immediately preceding clause of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our warrants) by making a timely QEF election (if eligible to do so) for the taxable year that is the first year in the Redeeming U.S. Holder’s holding period of our shares during which we are treated as a PFIC or, if in a later year, the Redeeming U.S. Holder made a QEF election along with a purging election. A QEF election is an election to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares for purposes of the PFIC rules.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders are urged to consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

A Redeeming U.S. Holder’s ability to make a QEF election with respect to OAC is contingent upon, among other things, the provision by OAC of a “PFIC Annual Information Statement” to such Redeeming U.S. Holder. Upon written request, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. There is no assurance, however, that we would timely provide such required information.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

A determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

The impact of the PFIC rules on a Redeeming U.S. Holder may also depend on whether the Redeeming U.S. Holder has made an election under Section 1296 of the Code. Redeeming U.S. Holders that hold (directly or constructively) stock of a foreign corporation that is classified as a PFIC may annually elect to mark such stock to its market value if such stock is regularly traded on an established exchange (a “mark-to-market election”). No assurance can be given that the Public Shares are considered to be regularly traded for purposes of the mark-to-market election or whether the other requirements of this election are satisfied. If such an election is available and has been made, such Redeeming U.S. Holders will generally not be subject to the special PFIC taxation rules discussed above. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. However, if the mark-to-market election is made by a Redeeming U.S. Holder after the beginning of the holding period for the PFIC stock, then the special PFIC taxation rules described above will apply to certain dispositions of, distributions on and other amounts taxable with respect to the Public Shares. A mark-to-market election is not available with respect to Public Warrants.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares or warrants are urged to consult with their tax advisors concerning the application of the PFIC rules (including whether a QEF election, a mark-to-market election, or any other election is available and the consequences to them of any such election) in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of OAC’s Public Shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal No. 1 - The Extension Amendment Proposal-Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a Flow-Through Entity) of our Public Shares that so redeems its Public Shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be treated in the same manner as a U.S. shareholder for U.S. federal income tax purposes. See the discussion above under “Certain U.S. Federal Income Tax Considerations to U.S. Shareholders.”

However, notwithstanding such characterization, any Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption unless the gain or dividends is effectively connected with such non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. shareholder).

Non-U.S. holders of shares considering exercising their redemption rights are urged to consult their tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.

Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. Under certain circumstances, a Redeeming Non-U.S. Holder might be eligible for refunds or credits of such taxes. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. If the country in which a Redeeming Non-U.S. Holder is resident has entered into an “intergovernmental agreement” with the United States regarding FATCA, the Redeeming Non-U.S. Holder may be permitted to report to that country instead of the United States, and the intergovernmental agreement may otherwise modify the requirements described in this paragraph. While withholding under FATCA generally would apply to payments of gross proceeds from the sale or other disposition of securities, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. Redeeming Non-U.S. Holders are urged to consult their tax advisors regarding the possible implications of FATCA and whether it may be relevant to their disposition of their shares or warrants.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

•	fails to provide an accurate taxpayer identification number;

•	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•	in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal and any redemption of your Public Shares.

BUSINESS OF OAC AND CERTAIN INFORMATION ABOUT OAC

References in this section to “we,” “our,” or “us” refer to Oaktree Acquisition Corp. III Life Sciences.

General

We are a blank check company incorporated as an exempted company in the Cayman Islands on June 28, 2024 formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or other similar Business Combination with one or more businesses or entities. While we may pursue an acquisition opportunity in any business, industry, sector, or geographical location, we intend to focus on industries that complement our management team’s background, and to capitalize on the ability of our management team to identify and acquire a business, focusing on the healthcare or healthcare-related industries. In particular, we intend to target North American, British or European companies in the biopharmaceutical, medical devices, diagnostics, and specialized healthcare services sectors where our management has extensive investment experience. We are an early-stage and emerging growth company and, as such, we are subject to all of the risk associated with early-stage and emerging growth companies.

Initial Public Offering and Private Placement

On October 25, 2024, we consummated our Initial Public Offering of 19,199,029 Units, including the issuance of additional Units as a result of the underwriters’ partial exercise of their over-allotment option, at $10.00 per Unit, generating gross proceeds of $191,990,290. The securities in the offering were registered under the Securities Act on a registration statement on Form S-1 (No. 333-282508). The SEC declared the registration statement effective on October 23, 2024. Simultaneously with the closing of our Initial Public Offering and the partial exercise of the underwriters’ over-allotment option, we consummated the sale of 583,981 Private Placement Units to the Sponsor at a price of $10.00 per Private Placement Unit, generating gross proceeds of $5,839,810.

Following the closing of our Initial Public Offering on October 25, 2024, an amount of $191,990,290 ($10.00 per Unit) from the net proceeds of the sale of the Units in our Initial Public Offering and the sale of the Private Placement Units were placed in a Trust Account, and invested in U.S. government securities, within the meaning set forth in the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act. OAC expects to instruct Continental to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of a Business Combination and the liquidation of OAC. Interest on such deposit account is currently expected to be approximately   % per annum, but such deposit account carries a variable rate and OAC cannot assure you that such rate will not decrease or increase significantly.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of OAC’s Ordinary Shares as of October   , 2026, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of OAC’s Ordinary Shares, by:

•	each person known by OAC to be the beneficial owner of more than 5% of OAC’s outstanding Class A Ordinary Shares or Class B Ordinary Shares;

•	each of OAC’s executive officers and directors that beneficially owns shares of OAC’s Ordinary Shares; and

•	all OAC’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 19,783,010 Class A Ordinary Shares and 4,799,758 Class B Ordinary Shares, issued and outstanding as of October  , 2026. The table below does not include the Class A Ordinary Shares underlying the Private Placement Warrants held by the Sponsor because these securities are not exercisable within 60 days of this proxy statement.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Ordinary Shares beneficially owned by them.

	Class B Ordinary Shares		Class A Ordinary Shares
Name of Beneficial Owners(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Voting Control(2)
Five Percent Holders
Oaktree Acquisition Holdings III LS, LLC (our Sponsor)(3)	4,799,758	100%	583,891	2.95%	21.90%
Directors and Executive Officers of OAC
Aman Kumar(4)(5)	—	—	—	—	—
Zaid Pardesi(4)(5)	—	—	—	—	—
Mathew Pendo(2)(5)	—	—	—	—	—
George Martinez(5)	—	—	—	—	—
Paul Meister(6)	—	—	—	—	—
Alvin Shih(6)	—	—	—	—	—
David A. Berry
All Officers and Directors as a group (seven individuals)	—	—	—	—	—
Other 5% Holders

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 333 South Grand Avenue, 28th Floor, Los Angeles, California 90071.
(2)

Assuming the automatic conversion of Class B Ordinary Shares into Class A Ordinary Shares at the time of the Company’s initial Business Combination. The Class B Ordinary Shares will automatically convert into Class A Ordinary Shares at the time of our initial Business Combination or earlier at the option of the holder on a one-for-one basis (such Class A Ordinary Share delivered upon conversion will not have any redemption rights or be entitled to liquidating distributions from the Trust Account if we fail to consummate an initial Business Combination), subject to adjustment pursuant to certain anti-dilution rights.

(3)

As reported on the Schedule 13G filed on February 12, 2025 (the “Statement”), the Sponsor is the record holder of 4,799,758 Class B ordinary shares and 583,981 Private Placement Units, which include 583,981 Class A Ordinary Shares and 116,796 Private Placement Warrants. The Sponsor is organized in the Cayman Islands as a limited liability company for the purpose of holding securities in us and providing certain services to us pursuant to the administrative services and indemnification agreement. The managing member of the Sponsor is Oaktree Acquisition Holdings III LS GP, Ltd (“Holdings GP”). The director of Holdings GP is Oaktree Capital Management, L.P., whose general partner is Oaktree Capital Management GP, LLC. The sole managing member of Oaktree Capital Management GP, LLC is Oaktree Capital Holdings, LLC (“OCH”). The direct owner of all of the Class B units of OCH is Oaktree Capital Group Holdings, L.P., whose general partner is Oaktree Capital Group Holdings GP, LLC. As a result of such relationships, each of the foregoing (collectively, the “Oaktree Parties”) may be deemed to beneficially own the reported securities but, pursuant to Rule 13d-4 of the Exchange Act, the Oaktree Parties have declared that filing the Statement shall not be construed as an admission that any such person is, for the purposes of Section 13(d) and/or Section 13(g) of the Exchange Act, the beneficial owner of any securities covered by the Statement.

(4)

Due to their economic interest in the Sponsor of approximately 70%, up to 13% and up to 13% respectively, each of an affiliated fund of Oaktree, Aman Kumar and Zaid Pardesi may be considered to have a material interest in the Sponsor.

(5)	Does not include any shares indirectly owned by this individual as a result of his direct or indirect ownership interest in the Sponsor.
(6)

Does not include any shares indirectly owned by this individual as a result of his ownership interest in the Sponsor. Paul Meister, Alvin Shih and David A. Berry, our independent directors, were given an opportunity to make an investment for a non-controlling minority position in the Sponsor.

FUTURE SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that we will hold another extraordinary general meeting before the Articles Extension Date (or, if further extended, the Additional Articles Extension Date) to consider and vote upon approval of a business combination agreement and a Business Combination. Accordingly, if we consummate a Business Combination, OAC’s next annual meeting of shareholders will be held at a future date to be determined by the post-Business Combination company. If the Extension Amendment Proposal is not approved, or if it is approved but we do not consummate a Business Combination before the Articles Extension Date (or, if further extended, the Additional Articles Extension Date), OAC will wind up, dissolve and liquidate. Accordingly, there will be no annual meeting in 2027.

HOUSEHOLDING INFORMATION

Unless OAC has received contrary instructions, OAC may send a single copy of this proxy statement to any household at which two or more shareholders reside if OAC believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce OAC’s expenses. However, if shareholders prefer to receive multiple sets of OAC’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of OAC’s disclosure documents, the shareholders should follow these instructions:

If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at Oaktree Acquisition Corp. III Life Sciences, 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071, to inform us of his or her request; or If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

OAC files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on OAC at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to shareholders of OAC upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Shareholder Meeting, you should contact OAC in writing at Oaktree Acquisition Corp. III Life Sciences, 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Sodali & Co, the proxy solicitor for OAC, by calling [(800) 662-5200] (toll-free), or banks and brokers can call [(203) 658-9400] or by emailing [●]. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Shareholder Meeting, or no later than October  , 2026.

PRELIMINARY PROXY CARD

SUBJECT TO COMPLETION

PROXY CARD

Oaktree Acquisition Corp. III Life Sciences

333 South Grand Avenue, 28th Floor

Los Angeles, CA 90071

EXTRAORDINARY GENERAL MEETING IN LIEU OF ANNUAL MEETING

OF OAKTREE ACQUISITION CORP III LIFE SCIENCES

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE EXTRAORDINARY GENERAL MEETING

TO BE HELD ON OCTOBER   , 2026.

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated October   , 2026, in connection with the extraordinary general meeting in lieu of annual meeting (the “Shareholder Meeting”) of Oaktree Acquisition Corp. III Life Sciences (“OAC” or the “Company”) to be held at a.m. Eastern Time on October    , 2026, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, NY 10022, and via a virtual meeting, and hereby appoints Zaid Pardesi and George Martinez, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of OAC registered in the name provided, which the undersigned is entitled to vote at the Shareholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement/prospectus.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO

DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2.

(Continued and to be marked, dated and signed on reverse side)

Please mark vote as indicated in this example ☒	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

Proposal No. 1 - The Extension Amendment	FOR	AGAINST	ABSTAIN
	☐	☐	☐

RESOLVED, as a special resolution:

a)	Article 164(a) of the Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 164(a):

“In the event that the Company does not consummate a Business Combination upon the date which is the later of (i) November 25, 2026 (or such later date up to, and including, May 25, 2027, if applicable under the provisions of this Article 164) and (ii) such later date as may be approved by the Members in accordance with the Articles (in any case, such date being referred to as the “Termination Date”), or such earlier date as the board of Directors may approve, the Company shall (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the funds held in the Trust Fund and not released for Permitted Withdrawals (less up to $100,000 to pay winding up and dissolution expenses), divided by the number of Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of OAC’s remaining Members and the Directors, liquidate and dissolve, subject in the case of sub-articles (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. In the event that the Company is wound up for any reason prior to the consummation of a Business Combination, the Company shall also be required to follow the procedures outlined in sub-articles (ii) and (iii) of this Article 164(a).

Notwithstanding the foregoing or any other provisions of the Articles, in the event that the Company has not consummated a Business Combination by November 25, 2026, the Company may, without another shareholder vote, elect to extend the date to consummate a Business Combination on a monthly basis for up to six times by an additional one month each time after November 25, 2026, by resolution of the Directors, if requested by the Sponsor in writing, and upon five days’ advance notice prior to the applicable Termination Date, until May 25, 2027.”

b)	Article 164(b) of the Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 164(b):

“If any amendment is made to Article 164(a) that would modify the substance or timing of the Company’s obligation to provide holders of Class A Shares the right to have their shares redeemed in connection with the initial Business Combination or to redeem 100% of the Public Shares if the Company does not complete its initial Business Combination prior to November 25, 2026 (or up to May 25, 2027, if applicable under the provisions of Article 164(a)), or such earlier date as the board of Directors may approve, or with respect to any other provision relating to the rights of holders of Class A Shares, each holder of Public Shares shall be provided with the opportunity to redeem their Public Shares upon the implementation of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not released for Permitted Withdrawals divided by the number of Public Shares then in issue.”

Proposal No. 2 - The Adjournment Proposal	FOR	AGAINST	ABSTAIN
	☐	☐	☐

RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates or indefinitely if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares and Class B Ordinary Shares in the capital of OAC represented (either in person or by proxy) at the Shareholder Meeting to approve the Extension Amendment Proposal, or (ii) where the Board of OAC has determined it is otherwise necessary.

Dated:_________________, 2026

(Signature)

(Signature if held Jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.